Exhibit 5

Appendix 3Y
Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Lindsay Arthur
Date of last notice	22 September 2005

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect
Nature of indirect interest (including registered holder) Note: Provide details of the circumstances giving rise to the relevant interest.	Mr Arthur’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.
Date of change	18 October 2005
No. of securities held prior to change

15,663 held personally (direct interest)*; 2,000 held by Arthur Beneficiary Pty Ltd, a company owned and controlled by Mr Arthur (indirect interest)*
20,630 held under ESAP (indirect interest)

*unchanged

Class	Ordinary
Number acquired	713
Number disposed	—

+ See chapter 19 for defined terms.

11/3/2002	Appendix 3Y Page 1

Appendix 3Y
Change of Director’s Interest Notice

Value/Consideration Note: If consideration is non-cash, provide details and estimated valuation	$10,466.84
No. of securities held after change	Held personally: 15,663* Held by Arthur Beneficiary Pty Ltd: 2,000* Held under ESAP: 21,343 *unchanged
Nature of change Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back	On market purchase by trustee under ESAP.

Part 2 — Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a
Nature of interest	—
Name of registered holder (if issued securities)	—
Date of change	—
No. and class of securities to which interest related prior to change Note: Details are only required for a contract in relation to which the interest has changed	—
Interest acquired	—
Interest disposed	—
Value/Consideration Note: If consideration is non-cash, provide details and an estimated valuation	—
Interest after change	—

+ See chapter 19 for defined terms.

Appendix 3Y Page 2	11/3/2002

Appendix 3Y
Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Weir Ingram
Date of last notice	22 September 2005

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect
Nature of indirect interest (including registered holder) Note: Provide details of the circumstances giving rise to the relevant interest.	Mr Ingram’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.
Date of change	18 October 2005
No. of securities held prior to change	15,000 held personally (direct interest)* 2,892 held under ESAP (indirect interest) *unchanged
Class	Ordinary
Number acquired	136
Number disposed	—
Value/Consideration Note: If consideration is non-cash, provide details and estimated valuation	$1,996.48

+ See chapter 19 for defined terms.

11/3/2002	Appendix 3Y Page 1

Appendix 3Y
Change of Director’s Interest Notice

No. of securities held after change	Held personally: 15,000* Held under ESAP: 3,028 *unchanged
Nature of change Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back	On market trade

Part 2 — Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a
Nature of interest	—
Name of registered holder (if issued securities)	—
Date of change	—
No. and class of securities to which interest related prior to change Note: Details are only required for a contract in relation to which the interest has changed	—
Interest acquired	—
Interest disposed	—
Value/Consideration Note: If consideration is non-cash, provide details and an estimated valuation	—
Interest after change	—

+ See chapter 19 for defined terms.

Appendix 3Y Page 2	11/3/2002

Appendix 3Y
Change of Director’s Interest Notice

Rule 3.19A.2

Appendix 3Y

Change of Director’s Interest Notice

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 30/9/2001.

Name of entity	Rinker Group Limited
ABN	53 003 433 118

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

Name of Director	John Powell Morschel
Date of last notice	22 September 2005

Part 1 - Change of director’s relevant interests in securities

In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of “notifiable interest of a director” should be disclosed in this part.

Direct or indirect interest	Indirect
Nature of indirect interest (including registered holder) Note: Provide details of the circumstances giving rise to the relevant interest.	Mr Morschel’s interest in the shares is under the Rinker Group Ltd Employee Share Acquisition Plan (“ESAP”). The shares are held by the trustee of ESAP.
Date of change	18 October 2005
No. of securities held prior to change	39,640 held personally (direct interest)* 22,533 held under ESAP (indirect interest) *unchanged
Class	Ordinary
Number acquired	509
Number disposed	—
Value/Consideration Note: If consideration is non-cash, provide details and estimated valuation	$7,472.12

+ See chapter 19 for defined terms.

11/3/2002	Appendix 3Y Page 1

Appendix 3Y
Change of Director’s Interest Notice

No. of securities held after change	Held personally: 39,640* Held under ESAP: 23,042 *unchanged
Nature of change Example: on-market trade, off-market trade, exercise of options, issue of securities under dividend reinvestment plan, participation in buy-back	On market purchase by trustee under ESAP

Part 2 — Change of director’s interests in contracts

Note: In the case of a company, interests which come within paragraph (ii) of the definition of “notifiable interest of a director” should be disclosed in this part.

Detail of contract	N/a
Nature of interest	—
Name of registered holder (if issued securities)	—
Date of change	—
No. and class of securities to which interest related prior to change Note: Details are only required for a contract in relation to which the interest has changed	—
Interest acquired	—
Interest disposed	—
Value/Consideration Note: If consideration is non-cash, provide details and an estimated valuation	—
Interest after change	—

+ See chapter 19 for defined terms.

Appendix 3Y Page 2	11/3/2002